UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to the Current Report on Form 8-K, dated December 27, 2007
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 24, 2007

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On December 27, 2007, Merrill Lynch & Co., Inc., filed a Current Report on 8-K, including an Exhibit 99.2. Merrill Lynch is filing an amendment to the December 27 8-K to correct a typographical error in Exhibit 99.2. The corrected version of Exhibit 99.2 attached hereto supersedes the Exhibit 99.2 filed with the December 27 8-K in its entirety.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
An Exhibit Index has been filed as part of this report and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Richard B. Alsop

Richard B. Alsop
Vice President and Assistant Secretary
Date: December 28, 2007

EXHIBIT INDEX

Exhibit Number
99.2	Selected terms of Temasek Holdings Investment